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                                                                   EXHIBIT 23(b)



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
CENIT Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Other Experts and Counsel" in the proxy statement/prospectus.


                                             /s/ KPMG LLP


Norfolk, Virginia
June 20, 2001